================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

--------------------------------------------------------------------------------

        Date of Report (Date of earliest event reported): April 30, 2001
                                                          --------------

                           SOUTHSIDE BANCSHARES CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    MISSOURI
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                   00-10849                                                        43-1262037
            ------------------------                                    -----------------------------------
            (Commission File Number)                                    (I.R.S. Employer Identification No.)


           4111 Telegraph Road, St. Louis, Missouri             63129
           ----------------------------------------------------------
           (Address of principal executive offices)           (Zip Code)

                                  314-416-4111
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEMS 1.-4. NOT APPLICABLE.

ITEM 5. OTHER EVENTS.

(a) Southside Bancshares Corp., a corporation organized and existing under the laws of the State of Missouri and registered as a bank holding company under the Bank Holding Company Act of 1956, as amended ("Southside"), and Allegiant Bancorp, Inc., a corporation organized and existing under the laws of the State of Missouri and registered as a bank holding company under the Bank Holding Company Act of 1956, as amended ("Allegiant"), entered into an Agreement and Plan of Merger on April 30, 2001 (the "Merger Agreement"), pursuant to which Allegiant will be merged (the "Merger") with and into Southside and Southside will be the surviving corporation (the "Surviving Corporation") in the Merger.

         In accordance with the terms of the Merger Agreement in connection with the Merger:

         o each share of Southside common stock, par value $1.00 per share, and the associated preferred share purchase rights under Southside's Rights Agreement, dated May 27, 1993, (together, the "Southside Common Stock"), issued and outstanding immediately prior to the effective time of the Merger (the "Effective Time") shall be converted into the right to receive either: (i) $14.00 in cash; (ii) 1.39 shares of common stock in the Surviving Corporation, par value $0.01 per share ("Surviving Corporation Common Stock"); or (iii) a combination of cash and shares of Surviving Corporation Common Stock calculated in accordance with the formula set forth in the Merger Agreement (collectively, the "Southside Merger Consideration"); and

         o each share of Allegiant common stock, par value $0.01 per share (the "Allegiant Common Stock"), issued and outstanding immediately prior to the Effective Time shall be converted into one share of Surviving Corporation Common Stock.

         Pursuant to the terms of the Merger Agreement, each shareholder of Southside will elect what proportion of cash and Surviving Corporation Common Stock such shareholder desires to receive in exchange for such shareholder's shares of Southside Common Stock (the "Shareholder Election"); provided that each such Shareholder Election is subject to reallocation in accordance with the formula set forth in the Merger Agreement to ensure that the aggregate Southside Merger Consideration payable to Southside shareholders will be comprised of 50% cash and 50% stock.

         Consummation of the Merger is subject to various conditions, including:
(i) approval of the Merger Agreement and the Merger by the shareholders of Southside and Allegiant; (ii) receipt of requisite regulatory approvals from the Board of Governors of the Federal Reserve System and other federal and state regulatory authorities as necessary; (iii) receipt by each of Southside and Allegiant of an opinion of counsel in reasonably satisfactory form as to the tax treatment of certain aspects of the Merger; (iv) the registration pursuant to the Securities Act of 1933, as amended (the "Act"), of the shares of Surviving Corporation Common Stock to be issued in the Merger; and (v) satisfaction of other customary conditions included in the Merger Agreement.

         The Merger Agreement and the transactions contemplated thereby will be submitted for approval at meetings of the shareholders of Southside and Allegiant, respectively. Southside will file a registration statement with the Securities and Exchange Commission registering under the Act the shares of Surviving Corporation Common Stock to be issued in the Merger. The shares of Surviving

Corporation Common Stock will be offered to Southside shareholders pursuant to a prospectus that will also serve as a proxy statement for the shareholders' meetings.

         The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement which is attached as Exhibit 2 hereto and is incorporated herein by reference.

(b) As an inducement to Allegiant to enter into the Merger Agreement, each director and/or executive officer of Southside in their respective capacities as shareholders of Southside, has agreed to enter into voting agreements with Allegiant and Southside (collectively, the "Southside Voting Agreements") pursuant to which, among other things, each such shareholder of Southside will agree to vote in favor of the Merger Agreement, the Merger and the transactions contemplated thereby.

         As an inducement to Southside to enter into the Merger Agreement, each director and/or executive officer of Allegiant, in their respective capacities as shareholders of Allegiant, has agreed to enter into voting agreements with Southside and Allegiant (collectively, the "Allegiant Voting Agreements" and, together with the Southside Voting Agreements, the "Voting Agreements") pursuant to which, among other things, each such shareholder of Allegiant will agree to vote in favor of the Merger Agreement, the Merger and the transactions contemplated thereby.

         The foregoing description of the Voting Agreements is qualified in its entirety by reference to the forms of the Voting Agreements which are attached hereto and incorporated herein by this reference as Exhibits 99(a) and 99(b).

(c) The joint press release of Southside and Allegiant, issued May 1, 2001, announcing the Merger is attached hereto as Exhibit 99(c) and is incorporated herein by reference.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) - (b) Not applicable.

         (c) Exhibits Required by Item 601 of Regulation S-K:

                  2 Agreement and Plan of Merger, dated as of April 30, 2001, between Southside Bancshares Corp. and Allegiant Bancorp, Inc.

                  99(a) Form of Voting Agreement among each director and/or executive officer of Southside Bancshares Corp., in their respective capacities as shareholders of Southside Bancshares Corp., Allegiant Bancorp, Inc. and Southside Bancshares Corp.

                  99(b) Form of Voting Agreement among each director and/or executive officer of Allegiant Bancorp, Inc., in their respective capacities as shareholders of Allegiant Bancorp, Inc., Southside Bancshares Corp. and Allegiant Bancorp, Inc.

                  99(c) Joint Press Release of Southside Bancshares Corp. and Allegiant Bancorp, Inc., issued May 1, 2001.

ITEM 8. CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated: May 1, 2001.


                                    SOUTHSIDE BANCSHARES CORP.

                                    By     /s/ Thomas M. Teschner
                                      ------------------------------------------
                                           Thomas M. Teschner
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
2                 Agreement and Plan of Merger, dated April 30, 2001, between
                  Southside Bancshares Corp. and Allegiant Bancorp, Inc.

99(a) Form of Voting Agreement among each director and/or executive officer of Southside Bancshares Corp., in their respective capacities as shareholders of Southside Bancshares Corp., Allegiant Bancorp, Inc. and Southside Bancshares Corp.

99(b) Form of Voting Agreement among each director and/or executive officer of Allegiant Bancorp, Inc., in their respective capacities as shareholders of Allegiant Bancorp, Inc., Southside Bancshares Corp. and Allegiant Bancorp, Inc.

99(c)             Joint Press Release of Southside Bancshares Corp. and
                  Allegiant Bancorp, Inc., issued May 1, 2001.